UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2008

READING INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

1-8625	95-3885184
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Citadel Drive Suite 300 Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(213) 235-2240
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

This Amendment No. 1 (“Amendment”) amends the Current Report on Form 8-K of Reading International, Inc., (“we,” “us,” or the “Company”) filed with the Securities and Exchange Commission on February 27, 2008 (the “Report”) to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to our acquisition of fifteen motion picture exhibition theaters and theater-related assets from Pacific Theatres Exhibition Corp. and its affiliates, Consolidated Amusement Theatres, Inc. and Kenmore Rohnert, LLC.  The information reported in our original Form 8-K is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Combined audited financial statements required by Item 9.01(a) of Form 8-K for Pacific Theatres Full Circuit Business (a business unit of Pacific Theatres Entertainment Corporation and certain of its affiliates) (referred to hereafter as the “Business Unit” or “Acquired Circuit”) as of June 28, 2007 and June 29, 2006 and for the years ended June 28, 2007, June 29, 2006, and June 30, 2005 are filed as Exhibit 99.1 to this Amendment and are incorporated by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of December 31, 2007  and unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 are attached as Exhibit 99.3 to this Amendment and incorporated by reference.

(c) Exhibits.

23.1	Consent of Independent Auditors

99.1	Combined audited financial statements of Pacific Theatres Full Circuit Business (a business unit of Pacific Theatres Entertainment Corporation and certain of its affiliates)

99.2	Unaudited combined condensed financial statements of Pacific Theatres Full Circuit Business (a business unit of Pacific Theatres Entertainment Corporation and certain of its affiliates)

99.3	Unaudited pro forma consolidated financial statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

READING INTERNATIONAL, INC. By: /s/ Andrzej Matyczynski Andrzej Matyczynski Chief Financial Officer
Dated: May 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Combined audited financial statements of Pacific Theatres Full Circuit Business (a business unit of Pacific Theatres Entertainment Corporation and certain of its affiliates)

99.2	Unaudited condensed combined financial statements of Pacific Theatres Full Circuit Business (a Business Unit of Pacific Theatres Entertainment Corporation and Certain of its Affiliates)

99.3	Unaudited pro forma consolidated financial statements